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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                 August 18, 1999


                                LORAL ORION, INC.
             (Exact name of registrant as specified in its charter)

Delaware                   0-22085                52-2008654
(State or other            (Commission            (IRS Employer
jurisdiction of            File Number)           Identification
incorporation)                                    Number)


             2440 Research Boulevard, Suite 400, Rockville MD 20850
              (Address of principal executive offices)  (Zip Code)


               Registrant's telephone number, including area code:
                                 (301) 258-8101
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Item 5.  Other Events.


         On August 18, 1999, Loral Asia Pacific Satellite (HK) Limited ("Loral Orion HK"), a subsidiary of Loral Orion, Inc. ("Loral Orion"), and APT Satellite Company Limited ("APT") entered into a definitive agreement (the "Agreement") to obtain all transponder capacity on the Apstar IIR satellite (other than with respect to one C-band transponder retained by APT) from APT via the lease through the end of life of the satellite. Apstar IIR, which was manufactured by Space Systems/Loral, Inc., was launched in October 1997 and has an expected mission life of 15 years. Loral Orion HK will have full use of 27 C-band and 16 Ku-band transponders aboard Apstar IIR for the remaining life of the satellite. Located at 76.5 degrees East, Apstar IIR covers a region that includes Asia, Europe, Africa and Australia. Its coverage region includes over 75% of the world's population. Under the Agreement, Loral Orion HK will also have the option to lease from APT replacement satellites upon the end of life of Apstar IIR.



         Pursuant to the Agreement, Loral Orion HK agreed to pay to APT $298,077,922 in cash, which will be paid out over a four year period as follows:
$78,441,558 on the closing date, $12,501,623 per quarter thereafter for sixteen quarters and $19,610,396 on the date the sixteenth quarterly installment is made. Insurance proceeds from the Orion 3 failure will be used to fund a portion of such payments. Loral Space & Communications Ltd. has also agreed to guarantee Loral Orion HK's obligations under the Agreement.


         Consummation of the transaction is subject to, among other things, receipt of approval from the Office of Telecommunication Authority of Hong Kong. A copy of the Agreement is filed as Exhibit 10.1 and incorporated by reference herein.



Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (c)      Exhibits.

Exhibit 10.1      Lease Agreement, dated as of August 18, 1999, by and between
                           Loral Asia Pacific Satellite (HK) Limited and APT Satellite Company Limited




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LORAL ORION, INC.
                                     (Registrant)


Date:  August 23, 1999        By:/s/ Eric J. Zahler
                                 -------------------------
                                     Eric J. Zahler
                                     Senior Vice President




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                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------
Exhibit 10.1      Lease Agreement, dated as of August 18, 1999, by and between
                           Loral Asia Pacific Satellite (HK) Limited and APT
                           Satellite Company Limited